                                                                  Exhibit (c)(2)


                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------


                                     WALNUT
                                Fairness Opinion








                               -November 8, 2000-

--------------------------------------------------------------------------------
BERWIND FINANCIAL, L.P.
--------------------------------------------------------------------------------
3000 Centre Square West, 1500 Market Street - Philadelphia, PA 19102
(215) 575-2400 - Fax (215) 564-5402 - www.berwindfinancial.com

TABLE OF CONTENTS
================================================================================

I.            Transaction Overview

II.           Ownership Profile

III.          Financial Overview

IV.           Industry Observations and Comments

V.            Company Observations

VI.           Premiums Paid Analysis

VII.          Discounted Cash Flow Analysis

VIII.         Financial Sponsor Transaction Analysis

IX.           "Comparable" Company Analysis

X.            Industry Transactions Analysis


--------------------------------------------------------------------------------
Walnut                                 2                Berwind Financial, L.P.

EXHIBITS
================================================================================

A.   Text of Fairness Opinion




--------------------------------------------------------------------------------
Walnut                                 3                Berwind Financial, L.P.

TRANSACTION OVERVIEW
================================================================================



--------------------------------------------------------------------------------
SUMMARY TERMS:

   Shares Outstanding(a)                                          5,846,478
   Options Exercised(b)                                             756,385
                                                               ------------
   Fully Diluted Shares Outstanding                               6,602,863
   Offer Price per Share                                       $       5.50
   Total Equity Value                                          $ 36,315,747
   Excess Cash and Marketable Securities(a)                     (15,814,754)
   Option Proceeds(b)                                            (1,469,547)
                                                               ------------
   Enterprise Value                                            $ 19,031,446

--------------------------------------------------------------------------------

(a)  As of Nov. 7, 2000

(b) Consists of in-the-money options (based on exercise price of $5.50 per share) as of Nov. 7, 2000



--------------------------------------------------------------------------------
VALUATION MULTIPLES:

   Walnut LTM Revenue(a)                                  $34,514,548
   Enterprise Value / LTM Revenue                               0.6x

   Walnut LTM EBITDA(a)                                   $ 4,969,004
   Enterprise Value / LTM EBITDA                                3.8x

   Walnut LTM EBIT(a)                                     $ 4,463,089
   Enterprise Value / LTM EBIT                                  4.3x

   Walnut LTM Net Income(a)                               $ 3,255,079
   Equity Value / LTM Net Income                               11.2x

PREMIUM OVER MARKET VALUE:
   Walnut Share Price as of November 7, 2000              $      3.50
   Purchase Price Per Share                                      5.50
   Premium over Share Price                                      57.1%


(a) LTM as of Sept. 30, 2000


--------------------------------------------------------------------------------
Walnut                                 4                Berwind Financial, L.P.

OWNERSHIP PROFILE
================================================================================

                                                                                                              TOTAL         PERCENT
BENEFICIAL OWNERSHIP                   OCCUPATION                                                         OWNERSHIP(a)     OF TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
INSIDE OWNERSHIP:
Directors & Beneficial Ownership:
Robert G. Levin                        President, Chairman of the Board, and CEO of Company               2,927,149         42.4%
Fuente Investment Partnership                                                                             1,522,964         22.1%
Carlos A. Fuente, Sr.                  Chairman of the Board, Director and CEO of Fuente Cigar, Ltd.         23,886          0.3%
Carlos P. Fuente, Jr.                  President and COO of Fuente Cigar, Ltd.                               23,886          0.3%
Michael Pitkow                         COO & Executive VP                                                   288,134          4.2%
Marvin B. Sharfstein                   President MBS Capital Corp                                           274,973          4.0%
Harvey W. Grossman                     CPA and partner in Cogen Sklar LLP                                    47,772          0.7%
Keith A. Goorsky                       Chief Financial Officer and Treasurer                                 26,825          0.4%
                                                                                                          ---------        -----
TOTAL INSIDE OWNERSHIP                                                                                    5,135,589         74.4%

INSTITUTIONAL SHAREHOLDERS:
Palisades Capital Management                                                                                501,024          7.3%
                                                                                                          ---------        -----
TOTAL INSTITUTIONAL OWNERSHIP                                                                               501,024          7.3%

OTHER OWNERSHIP (RETAIL):                                                                                 1,261,925         18.3%
                                                                                                          ---------        -----
TOTAL OWNERSHIP:                                                                                          6,898,538        100.0%


(a)  Including options

Source: Information as provided by Company Proxy Statement dated 6/29/00


--------------------------------------------------------------------------------
Walnut                                 5                Berwind Financial, L.P.

OWNERSHIP PROFILE
================================================================================


--------------------------------------------------------------------------------
OWNERSHIP SUMMARY

                                                              SHARES OUTSTANDING (a,c)        % OF TOTAL
                                                              ------------------------        ----------
Robert G. Levin - President, Chairman of the Board, CEO             2,806,728                    48.0%
Fuente Investment Partnership                                       1,522,964                    26.0%
All Other Public                                                    1,516,786                    25.9%
                                                                    ---------                   -----
SHARES OUTSTANDING                                                  5,846,478                   100.0%



OPTIONS

                                       OPTIONS
EXERCISE PRICE                       OUTSTANDING
--------------                       -----------
   $5.32                               95,000
   $4.45                               63,750
   $4.43                               32,472
   $4.09                               30,000
   $3.98                               30,600
   $3.82                               25,000
   $0.41                              479,563
                                      -------
TOTAL IN-THE-MONEY OPTIONS (b)        756,385

FULLY DILUTED SHARES


Fully Diluted Shares Outstanding (c)           6,602,863


(a) Does not include options
(b) Based on offer price of $5.50 per share
(c) As of November 7, 2000

--------------------------------------------------------------------------------
Walnut                                 6                Berwind Financial, L.P.

CAPITALIZATION
================================================================================


NET CASH POSITION

EXCESS CASH AND MARKETABLE SECURITIES (a)           $15,814,754

                                      OPTIONS         EXERCISE
EXERCISE PRICE                      OUTSTANDING       PROCEEDS
        $5.32                          95,000       $   505,400
        $4.45                          63,750           283,688
        $4.43                          32,472           143,851
        $4.09                          30,000           122,700
        $3.98                          30,600           121,788
        $3.82                          25,000            95,500
        $0.41                         479,563           196,621
                                      -------       -----------
TOTAL IN-THE-MONEY OPTIONS (b)        756,385       $ 1,469,548 (c)

NET CASH POSITION                                   $17,284,302

(a) As of September 30, 2000
(b) Based on offer price of $5.50 per share
(c) Totals do not sum due to rounding

--------------------------------------------------------------------------------
Walnut                                 7                Berwind Financial, L.P.

FINANCIAL OVERVIEW
--------------------------------------------------------------------------------
HISTORICAL INCOME STATEMENT TRENDS


    [BAR CHARTS - SALES - OPERATING INCOME - EBITDA - & NET INCOME OMITTED]

                                                      FISCAL YEAR ENDED MARCH 31,
                                   ------------------------------------------------------------------        LTM
($ in thousands)                           1996        1997         1998          1999         2000        9/30/00
                                   -------------------------------------------------------------------------------
Net Sales                                $9,467      $17,278       $29,067      $30,531      $32,922      $34,515
Income from Operations                      824        2,817         6,195        4,938        4,552        4,463
Net Income                                  527        2,272         3,917        3,639        3,237        3,255
EBITDA                                      939        2,958         6,379        5,222        4,870        4,969


--------------------------------------------------------------------------------
Walnut                                 8                Berwind Financial, L.P.

FINANCIAL OVERVIEW
--------------------------------------------------------------------------------
HISTORICAL INCOME STATEMENTS

                                          FISCAL YEAR ENDED MARCH 31,                      LTM
                           ----------------------------------------------------------    SEPT. 30,      5 YEAR      3 YEAR
($ in thousands)            1996         1997         1998         1999        2000        2000         CAGR(a)     CAGR(b)
                           ------      -------      -------      -------      -------      -------      ------      ------
Net Sales                  $9,467      $17,278      $29,067      $30,531      $32,922      $34,515        36.6%        6.4%
Cost of Goods Sold          5,159        9,566       15,953       16,676       18,088       18,975        36.8%        6.5%
                           ------      -------      -------      -------      -------      -------      ------      ------
Gross Profit                4,308        7,712       13,114       13,855       14,834       15,539        36.2%        6.4%

Operating Expenses          3,484        4,895        6,919        8,917       10,282       11,076        31.1%       21.9%
                           ------      -------      -------      -------      -------      -------      ------      ------
Income from Operations        825        2,817        6,195        4,937        4,552        4,463        53.3%     -14.3%

Other Income                   22           32          341          967          652          804       134.4%       38.3%
                           ------      -------      -------      -------      -------      -------      ------      ------
Income Before Taxes           846        2,849        6,528        5,905        5,203        5,267        57.5%     -10.7%

Income Tax Expense            318          577        2,611        2,267        1,967        2,012        57.7%     -13.2%
                           ------      -------      -------      -------      -------      -------      ------      ------
Net Income                    528        2,273        3,917        3,638        3,236        3,255        57.3%      -9.1%
                           ======      =======      =======      =======      =======      =======      ======      ======

Depreciation                  115          141          184          284          318          506        29.0%       31.5%
                           ------      -------      -------      -------      -------      -------      ------      ------

EBITDA                     $  939      $ 2,958      $ 6,379      $ 5,222      $ 4,870      $ 4,969        50.9%     -12.6%
                           ======      =======      =======      =======      =======      =======      ======      ======

Key Ratios
----------
Sales Growth                 67.2%        82.5%        68.2%         5.0%         7.8%         4.8%
Gross Margin                 45.5%        44.6%        45.1%        45.4%        45.1%        45.0%
Operating Margin              8.7%        16.3%        21.3%        16.2%        13.8%        12.9%
EBITDA Margin                 9.9%        17.1%        21.9%        17.1%        14.8%        14.4%
Net Income Margin             5.6%        13.2%        13.5%        11.9%         9.8%         9.4%


(a) Compounded Annual Growth Rate from 3/31/1996 to 3/31/2000
(b) Compounded Annual Growth Rate from 3/31/1998 to 3/31/2000



--------------------------------------------------------------------------------
Walnut                                 9                Berwind Financial, L.P.

Financial Overview
================================================================================
Segment Income Statements

WHOLESALE                              FISCAL YEAR ENDED MARCH 31,                                9/30/00
($ in thousands)       ---------------------------------------------------------    --------      -------
                         1998      % CHANGE       1999     % CHANGE       2000      % CHANGE        LTM
                       -------        ---       -------       ----       -------    --------      -------
Net Sales              $13,288        6.1%      $14,092       24.1%      $17,494       10.6%      $19,341
Cost of Sales            5,890       12.3%        6,613       28.8%        8,516        9.0%        9,285
                       -------        ---       -------       ----       -------       ----       -------
Gross Profit             7,399        1.1%        7,479       20.0%        8,977       12.0%       10,056
Gross Margin              55.7%                    53.1%                    51.3%                    52.0%

RETAIL                                  FISCAL YEAR ENDED MARCH 31,                                9/30/00
($ in thousands)       ---------------------------------------------------------    ---------     --------
                         1998      % CHANGE       1999     % CHANGE       2000      % CHANGE        LTM
                       -------        ---       -------       ----       -------       ----       -------
Net Sales              $15,779        4.2%      $16,439       -6.1%      $15,428       -1.7%      $15,173
Cost of Sales           10,063        0.0%       10,063       -4.9%        9,572        1.2%        9,690
                       -------        ---       -------       ----       -------       ----       -------
Gross Profit             5,715       11.6%        6,376       -8.1%        5,856       -6.4%        5,484
Gross Margin              36.2%                    38.8%                    38.0%                    36.1%


TOTAL                                  FISCAL YEAR ENDED MARCH 31,                                 9/30/00
($ in thousands)       ---------------------------------------------------------    --------      --------
                         1998      % CHANGE       1999     % CHANGE       2000      % CHANGE        LTM
                       -------        ---       -------       ----       -------       ----       -------
Net Sales             $29,067        5.0%       $30,531        7.8%      $32,922        4.8%      $34,515
Cost of Sales          15,953        4.5%        16,676        8.5%       18,088        4.9%       18,975
                       -------        ---       -------       ----       -------       ----       -------
Gross Profit           13,114        5.6%        13,855        7.1%       14,834        4.8%       15,539
Gross Margin             45.1%                     45.4%                    45.1%                    45.0%


--------------------------------------------------------------------------------
Walnut                                10                Berwind Financial, L.P.

FINANCIAL OVERVIEW
================================================================================
QUARTERLY INCOME STATEMENTS


                                    -----------------------------------------------------------------------------------------
($ in thousands)                                                FISCAL YEAR ENDING MARCH 31, 2001
                                    -----------         ----------         ----------          ----------          ----------
                                    1ST QUARTER         2ND QUARTER            YTD                 LTM                BUDGET
                                       ACTUAL              ACTUAL           9/30/2000           9/30/2000              2001
                                    -----------         ----------         ----------          ----------          ----------
Net Sales                          $    8,742           $    9,948         $   18,690          $   34,515          $   33,882
Gross Profit                            3,785                4,440              8,225              15,539              15,166
Gross Margin                             43.3%                44.6%              44.0%               45.0%               44.8%
Operating Income                        1,235                1,702              2,937               4,463               4,962
Operating Income Margin                  14.1%                17.1%              15.7%               12.9%               14.6%
Net Income                                935                1,128              2,063               3,255               3,734
Net Income Margin                        10.7%                11.3%              11.0%                9.4%               11.0%
Earnings per Share                 $     0.16           $     0.19         $     0.35          $     0.56          $     0.64


                              -----------------------------------------------------------------------------------------------------
($ in thousands)                                              FISCAL YEAR ENDED MARCH 31, 2000
                              -----------       -----------       ---------        -----------       -----------        ---------
                                                                     YTD
                              1ST QUARTER       2ND QUARTER       9/30/1999        3RD QUARTER       4TH QUARTER        FULL YEAR
                              -----------       -----------       ---------        -----------       -----------        ---------
Net Sales                     $    8,301        $    8,950        $   17,251        $    9,056        $    6,615        $   32,922
Gross Profit                       3,849             3,824             7,673             4,028             3,133            14,834
Gross Margin                        46.4%             42.7%             44.5%             44.5%             47.4%             45.1%
Operating Income                   1,580             1,403             2,983             1,189               380             4,552
Operating Income Margin             19.0%             15.7%             17.3%             13.1%              5.7%             13.8%
Net Income                         1,043             1,000             2,043               881               312             3,236
Net Income Margin                   12.6%             11.2%             11.8%              9.7%              4.7%              9.8%
Earnings per Share            $     0.17        $     0.17        $     0.34        $     0.15        $     0.05        $     0.54


                              -----------------------------------------------------------------------------------------------------
($ in thousands)                                              FISCAL YEAR ENDED MARCH 31, 1999
                              -----------       -----------       ---------        -----------       -----------         ---------
                                                                     YTD
                              1ST QUARTER       2ND QUARTER       9/30/1998        3RD QUARTER       4TH QUARTER         FULL YEAR
                              -----------       -----------       ---------        -----------       -----------         ---------
Net Sales                     $    7,300       $    8,260         $   15,560        $    9,315        $    5,656        $   30,531
Gross Profit                       3,281            3,662              6,943             4,362             2,550            13,855
Gross Margin                        44.9%            44.3%              44.6%             46.8%             45.1%             45.4%
Operating Income                   1,409            1,553              2,962             1,788               187             4,937
Operating Income Margin             19.3%            18.8%              19.0%             19.2%              3.3%             16.2%
Net Income                           966            1,126              2,092             1,272               275             3,639
Net Income Margin                   13.2%            13.6%              13.4%             13.7%              4.9%             11.9%
Earnings per Share            $     0.16       $     0.18         $     0.34        $     0.21        $     0.04        $     0.59


--------------------------------------------------------------------------------
Walnut                                11                Berwind Financial, L.P.

FINANCIAL OVERVIEW
================================================================================
COMMON SIZE INCOME STATEMENTS

                                             FISCAL YEAR ENDED MARCH 31,                                  LTM SEPT. 30,
                              --------------------------------------------------------------------        -------------
(% of sales)                  1996            1997            1998            1999            2000            2000
                              ----            ----            ----            ----            ----            ----
Net Sales                    100.0%          100.0%          100.0%          100.0%          100.0%          100.0%
Cost of Goods Sold            54.5%           55.4%           54.9%           54.6%           54.9%           55.0%
                             -----           -----           -----           -----           -----           -----
Gross Profit                  45.5%           44.6%           45.1%           45.4%           45.1%           45.0%

Operating Expenses            36.8%           28.3%           23.8%           29.2%           31.2%           32.1%
                             -----           -----           -----           -----           -----           -----
Income from Operations         8.7%           16.3%           21.3%           16.2%           13.8%           12.9%

Other Income                   0.2%            0.2%            1.2%            3.2%            2.0%            2.3%
                             -----           -----           -----           -----           -----           -----
Income Before Taxes            8.9%           16.5%           22.5%           19.3%           15.8%           15.3%

Income Tax Expense             3.4%            3.3%            9.0%            7.4%            6.0%            5.8%
                             -----           -----           -----           -----           -----           -----
Net Income                     5.6%           13.2%           13.5%           11.9%            9.8%            9.4%

Depreciation                   1.2%            0.8%            0.6%            0.9%            1.0%            1.5%
                             -----           -----           -----           -----           -----           -----
EBITDA                         9.9%           17.1%           21.9%           17.1%           14.8%           14.4%


--------------------------------------------------------------------------------
Walnut                                12                Berwind Financial, L.P.

FINANCIAL OVERVIEW
================================================================================
HISTORICAL INCOME STATEMENTS TRENDS

                                                                                                     SIX MONTHS
                                                       TWELVE MONTHS ENDED MARCH 31,                ENDED SEPT. 30,
                                        -----------------------------------------------------       ---------------
(% change period over period)            1997            1998            1999            2000           2000
                                         ----            ----            ----            ----           ----
Net Sales                               82.5%           68.2%            5.0%            7.8%           9.3%
Cost of Goods Sold                      85.4%           66.8%            4.5%            8.5%           9.3%
                                       ------          ------          ------          ------         ------
Gross Profit                            79.0%           70.0%            5.6%            7.1%           9.4%

Operating Expenses                      40.5%           41.3%           28.9%           15.3%          17.7%
                                       ------          ------          ------          ------         ------
Income from Operations                 241.6%          119.9%          -20.3%           -7.8%          -2.9%

Other Income                            48.0%          965.8%          183.8%         -32.6%           43.4%
                                       ------          ------          ------          ------         ------
Income Before Taxes                    236.7%          129.1%           -9.5%          -11.9%            1.9%

Income Tax Expense                      81.2%          352.8%          -13.2%         -13.2%            3.3%
                                       ------          ------          ------          ------         ------
Net Income                             330.4%           72.4%           -7.1%         -11.1%            0.9%

Depreciation                            22.7%           30.6%           54.6%           11.9%          127.6%
                                       ------          ------          ------          ------         ------
EBITDA                                 214.9%          115.7%          -18.1%           -6.7%            3.1%


--------------------------------------------------------------------------------
Walnut                                13                Berwind Financial, L.P.

FINANCIAL OVERVIEW
================================================================================
 HISTORICAL BALANCE SHEETS

                                                                              AS OF MARCH 31,                          SEPT. 30,
                                                    --------------------------------------------------------------      --------
($ in thousands)                                      1996         1997          1998          1999          2000          2000
                                                    -------      -------      --------      --------      --------      --------
Cash and Cash Equivalents                           $   639      $   516      $  4,074      $  5,010      $  2,882      $  6,677
Investment Securities - Held to Maturity                  0            0         4,096         8,136         4,183         4,421
Accounts Receivable                                     465        1,236         1,319         1,269         2,170         3,159
Inventory                                             1,557        2,584         3,457         4,925         7,559         5,447
Other Current Assets                                     61           75           564           982         1,100           606
                                                    -------      -------      --------      --------      --------      --------
Total current assets                                  2,722        4,410        13,510        20,321        17,895        20,309

Investment Securities - Held to Maturity                  0            0         7,949         4,043         7,897         7,968
Property and Equipment, net                             818          848         1,457         1,482         2,049         2,683
Other Assets                                            147          147           825           774         1,481         1,485
                                                    -------      -------      --------      --------      --------      --------
   TOTAL ASSETS                                     $ 3,686      $ 5,406      $ 23,741      $ 26,620      $ 29,322      $ 32,444
                                                    =======      =======      ========      ========      ========      ========

Lines of Credit                                           5            0             0             0             0             0
Accounts Payable                                        384          893           657           720           618         1,118
Due to Related Party                                    504          714           534           860         1,348         1,499
Accrued Expenses and Other Current Liabilities          184          166           241           126           401           798
Income Taxes Payable                                    462          296           521            99             0             0
                                                    -------      -------      --------      --------      --------      --------
Total Current Liabilities                             1,539        2,069         1,953         1,805         2,367         3,415

Long Term Debt                                          492          312             0             0             0             0
Deferred Income Taxes                                     3            0             0             0             0             0

Common Stock                                             91           91             6             6             6             6
Additional Paid in Capital                              304          304        17,641        19,562        20,055        20,055
Retained Earnings                                     1,308        2,680         4,226         5,942         8,685        10,748
Treasury Stock                                          (50)         (50)          (85)         (621)       (1,716)       (1,723)
Stock Purchase Loans                                      0            0             0           (75)          (75)          (66)
Other Comprehensive Income - Available for Sale
Investments                                               0            0             0             0             0             9
                                                    -------      -------      --------      --------      --------      --------
Total Owner's Equity                                  1,653        3,025        21,787        24,814        26,955        29,029

   TOTAL LIABILITIES AND OWNER'S EQUITY             $ 3,686      $ 5,406      $ 23,741      $ 26,620      $ 29,322      $ 32,444
                                                    =======      =======      ========      ========      ========      ========

Key Ratios
 Days Receivables                                      30.0         47.6          27.9          15.9          25.9          35.0
 Inventory Turns                                        4.9          5.2           6.7           6.1           4.2           6.5
 Days Payables                                         46.0         63.2          25.1          16.5          13.5          19.5
 Working Capital                                      1,183        2,341        11,557        18,516        15,528        16,893


--------------------------------------------------------------------------------
Walnut                                14                Berwind Financial, L.P.

Financial Overview
================================================================================
Historical Cash Flow Statements

                                                                      FISCAL YEAR ENDED MARCH 31,
                                                       -------------------------------------------------------------
($ in thousands)                                         1996         1997          1998         1999         2000
                                                       --------      -------      --------      -------      -------
Cash Flows from Operating Activities
  Net Income                                           $    528      $ 2,273      $  5,038      $ 3,638      $ 3,236

  Allowance for Doubtful Accounts                            12           15            86          (45)
  Depreciation and amortization                             115          141           184          284          318
  Deferred Taxes                                              3           (3)         (170)          11           17
  Write Off of Stock Purchase Loans
  Increase (decrease) in:
    Investments - Trading                                                                          (133)       8,240
    Accounts Receivable                                    (148)        (786)         (169)          96         (902)
    Inventory                                              (463)      (1,027)         (873)      (1,468)      (2,635)
    Prepaid Expenses and Other Assets                        24          (17)         (351)        (437)         347

  Increase (decrease) in:
    Accounts Payable and Due to Related Parties             209          719          (415)         389          385
    Accrued Expenses and Other Current Liabilities          134          (18)           75         (115)         275
    Income Tax Payable                                      254         (166)          225         (422)        (693)
                                                       --------      -------      --------      -------      -------
Net Cash Provided by Operating Activities                   669        1,131         3,628        1,797        8,589

Cash Flows from Investing Activities
  Purchase of Investment Securities                                                (12,040)                   (8,142)
  Purchase of Equipment                                     (62)        (143)       (1,220)        (241)        (779)
  Other                                                     (19)          (5)          (85)                     (700)
                                                       --------      -------      --------      -------      -------
Net Cash Provided by (Used in) Investing                    (81)        (147)      (13,345)        (241)      (9,622)
Activities

Cash Flows from Financing Activities
  Payments on Long Term Debt                                (90)        (202)       (3,462)
  Proceeds from Long Term Debt                                5           (5)        3,150
  Proceeds from Issuance of Common Stock                                            17,079
  Stockholder Distribution                                  (80)        (901)       (3,492)
  Purchase of Company Stock                                                                        (621)      (1,095)
                                                       --------      -------      --------      -------      -------
Net Cash Provided by (Used in) Financing Activities        (164)      (1,108)       13,275         (621)      (1,095)


NET INCREASE (DECREASE) IN CASH                        $    424      $(  124)     $  3,558      $   935      $(2,128)

Cash - Beginning of Period                                  215          639           516        4,074        5,009

CASH - END OF PERIOD                                   $    639      $   516      $  4,074      $ 5,009      $ 2,882


--------------------------------------------------------------------------------
Walnut                                15                Berwind Financial, L.P.

FINANCIAL OVERVIEW
================================================================================
HISTORICAL STOCK PERFORMANCE

       [GRAPH OMITTED]

Stock Price from 11/24/97 to present


11/24/97
Initial Equity Offering

10/28/98
Prudential upgrades rating
from Hold to Strong Buy

8/28/00
800-JR Cigar announces
going private transaction


OFFER PRICE OF $5.50 PER SHARE

  DATE               CLOSE           VOLUME
  ----               -----           ------
 11/7/00
 11/6/00               3.5           19200
 11/3/00             3.813            3200
 11/2/00               3.5            3800
 11/1/00               3.5               0
10/31/00               3.5            2600
10/30/00             3.375            1100
10/27/00               3.5            5500
10/26/00             3.547            2000
10/25/00               3.5               0
10/24/00               3.5            4100
10/23/00             3.563               0
10/20/00             3.563            2700
10/19/00               3.5               0
10/18/00               3.5               0
10/17/00               3.5            2000
10/16/00             3.563               0
10/13/00             3.563            2000
10/12/00               3.5               0
10/11/00               3.5             500
10/10/00               3.5           14400
 10/9/00               3.5            3500
 10/6/00             3.375            3100
 10/5/00             3.375               0
 10/4/00             3.375            2500
 10/3/00             3.469             100
 10/2/00             3.563            1400
 9/29/00               3.5            9400
 9/28/00               3.5           23200
 9/27/00             3.563             400
 9/26/00             3.625            6900
 9/25/00              3.75            2900
 9/22/00             3.688           10800
 9/21/00             4.125             100
 9/20/00                 4           33800
 9/19/00             4.375               0
 9/18/00             4.375            1800
 9/15/00             4.469            1000
 9/14/00              4.25            1000
 9/13/00              4.25               0
 9/12/00              4.25            1100
 9/11/00             4.188             400
  9/8/00              4.25            1900
  9/7/00              4.25            2400
  9/6/00             4.125               0
  9/5/00             4.125            5300
  9/4/00
  9/1/00             4.125            2200
 8/31/00              4.25            1700
 8/30/00                 4            1100
 8/29/00             3.938               0
 8/28/00             3.938            2000
 8/25/00              3.75            3700
 8/24/00              4.25               0
 8/23/00              4.25            2500
 8/22/00                 4               0
 8/21/00                 4           33000
 8/18/00             4.375             300
 8/17/00              4.75               0
 8/16/00              4.75             100
 8/15/00               4.5               0
 8/14/00               4.5               0
 8/11/00               4.5               0
 8/10/00               4.5             100
  8/9/00               4.5            2700
  8/8/00             4.875            3400
  8/7/00              5.25               0
  8/4/00              5.25             100
  8/3/00                 5            2200
  8/2/00              4.75            4000
  8/1/00              5.25            2600
 7/31/00                 5               0
 7/28/00                 5             400
 7/27/00                 5             400
 7/26/00                 5             400
 7/25/00              5.25            1500
 7/24/00              5.25            1000
 7/21/00               5.5            1000
 7/20/00               5.5             200
 7/19/00               5.5             600
 7/18/00               5.5             600
 7/17/00             5.375             200
 7/14/00              5.25            5000
 7/13/00             5.281            1600
 7/12/00             5.688            5000
 7/11/00             5.375            9400
 7/10/00               5.5            1000
  7/7/00             5.625             500
  7/6/00             5.625             500
  7/5/00             5.063            2900
 7/4/00
  7/3/00             5.688               0
 6/30/00             5.688            1400
 6/29/00              5.25               0
 6/28/00              5.25             700
 6/27/00              4.75            1600
 6/26/00               4.5               0
 6/23/00               4.5             400
 6/22/00             5.281            2200
 6/21/00             5.125             200
 6/20/00             5.188             100
 6/19/00                 5               0
 6/16/00                 5             200
 6/15/00                 5            8000
 6/14/00             5.625               0
 6/13/00             5.625            3100
 6/12/00             5.813            3800
  6/9/00                 5            1600
  6/8/00             5.375            1300
  6/7/00             5.375            3000
  6/6/00             5.438             200
  6/5/00             5.375               0
  6/2/00             5.375             800
  6/1/00             5.375               0
 5/31/00             5.375            5100
 5/30/00             5.063             500
 5/29/00
 5/26/00             5.063             100
 5/25/00              5.25            4400
 5/24/00             4.313           14500
 5/23/00             5.625           11600
 5/22/00             5.875            3000
 5/19/00             6.125           33200
 5/18/00                 6               0
 5/17/00                 6           14400
 5/16/00               6.5           22800
 5/15/00                 6           24700
 5/12/00               6.5           22700
 5/11/00             5.625            9600
 5/10/00               5.5            8700
  5/9/00              5.25            4400
  5/8/00                 5            9300
  5/5/00             4.875            1500
  5/4/00              5.25            2200
  5/3/00              5.25            1800
  5/2/00                 5            3600
  5/1/00              4.75               0
 4/28/00              4.75             400
 4/27/00              4.75            2400
 4/26/00             4.875           12400
 4/25/00              4.75           24400
 4/24/00             4.625           23600
 4/21/00
 4/20/00             4.563            3100
 4/19/00              4.75            1100
 4/18/00              4.75           20200
 4/17/00              4.25            5100
 4/14/00             4.375            6500
 4/13/00               4.5             400
 4/12/00               4.5            3600
 4/11/00             4.938             400
 4/10/00             4.938           25300
  4/7/00             4.938           18400
  4/6/00               4.5            1200
  4/5/00             4.625               0
  4/4/00             4.625           39200
  4/3/00             5.484           35100
 3/31/00             4.188            9900
 3/30/00             3.875             800
 3/29/00             3.875             700
 3/28/00                 4            1000
 3/27/00             4.125           48700
  3/24/00            3.313             300
  3/23/00            3.313            4000
  3/22/00             3.25            4300
  3/21/00            3.063            2000
  3/20/00            3.125           26400
  3/17/00            3.375             300
  3/16/00            3.375            1000
  3/15/00              3.5           29800
  3/14/00            3.313             800
  3/13/00            3.563           10300
  3/10/00            3.313           28900
   3/9/00            3.438               0
   3/8/00            3.438            3200
   3/7/00             3.25           31300
   3/6/00            3.375               0
   3/3/00            3.375            1000
   3/2/00            3.313             300
   3/1/00            3.313               0
  2/29/00            3.313               0
 2/28/00             3.313             300
 2/25/00             3.375             300
 2/24/00             3.375            3500
 2/23/00             3.438             400
 2/22/00             3.5             10300
 2/21/00
 2/18/00             3.625            5800
 2/17/00             3.688            6400
 2/16/00             3.828           18300
 2/15/00             3.781            1000
 2/14/00             3.875            1000
 2/11/00             3.75                0
 2/10/00             3.75            25800
  2/9/00             3.75             2200
  2/8/00             3.75             1500
  2/7/00             3.813             400
  2/4/00             3.75             4200
  2/3/00             3.75             1800
  2/2/00             4                   0
  2/1/00             4                2100
 1/31/00             3.75            16200
 1/28/00             3.75             1100
 1/27/00             3.875            1500
 1/26/00             3.813           16100
 1/25/00             3.813           21900
 1/24/00             3.813           31200
 1/21/00             3.688            7000
 1/20/00             3.516           11200
 1/19/00             3.5              8200
 1/18/00             3.563           21300
 1/17/00
 1/14/00             3.5               200
 1/13/00             3.563           27100
 1/12/00             3.5               500
 1/11/00             3.594            3100
 1/10/00             3.5              4200
  1/7/00             3.5              1400
  1/6/00             3.5               900
  1/5/00             3.625               0
  1/4/00             3.625            2100
  1/3/00             3.5             12800
12/31/99             3.625           48400
12/30/99             3.531           16400
12/29/99             3.375           32800
12/28/99             3.375           20800
12/27/99             3.375           23600
12/24/99
12/23/99             3.688           10700
12/22/99             3.875            8400
12/21/99             3.875           24100
12/20/99             4               13300
12/17/99             4                1500
12/16/99             4                2300
12/15/99             3.938           22600
12/14/99             3.938           10400
12/13/99             3.875               0
12/10/99             3.875           11800
 12/9/99             4               22400
 12/8/99             4.375           13300
 12/7/99             3.875            9300
 12/6/99             4.188            8600
 12/3/99             4                3100
 12/2/99             4.25            49000
 12/1/99             4.375            6000
11/30/99             4.625           44200
11/29/99             4.313           21100
11/26/99             4.375             800
11/25/99
11/24/99             4.5             32500
11/23/99             3.625            5100
11/22/99             3.875            5300
11/19/99             3.688            6100
11/18/99             3.75             5500
11/17/99             3.75             2900
11/16/99             3.656            1800
11/15/99             3.781            9100
11/12/99             3.75             3900
11/11/99             4                5600
11/10/99             3.75            11100
 11/9/99             3.875           15800
 11/8/99             3.563             200
 11/5/99             3.75             3400
 11/4/99             3.563             800
 11/3/99             3.75             5200
 11/2/99             3.75              700
 11/1/99             3.5              4900
10/29/99             3.5               500
10/28/99             3.5               200
10/27/99             3.5                 0
10/26/99             3.5              5400
10/25/99             3.5               800
10/22/99             3.563            8900
10/21/99             3.563            1100
10/20/99             3.594            1200
10/19/99             3.563             200
10/18/99             3.563           14800
10/15/99             3.563            2300
10/14/99             3.875               0
10/13/99             3.875            1000
10/12/99             3.813             300
10/11/99             3.563            1700
 10/8/99             3.563             400
 10/7/99             3.844            7100
 10/6/99             3.5             43000
 10/5/99             3.625               0
 10/4/99             3.625             700
 10/1/99             3.625           17500
  9/30/99            3.75             3700
 9/29/99             4.219               0
 9/28/99             4.219               0
 9/27/99             4.219             400
 9/24/99             3.75                0
 9/23/99             3.75             7400
 9/22/99             4.25              300
 9/21/99             4.125             600
 9/20/99             3.75             3500
 9/17/99             3.75              400
 9/16/99             3.75              700
 9/15/99             3.75             3500
 9/14/99             3.75             6600
 9/13/99             3.375               0
 9/10/99             3.375           13800
  9/9/99             3.781               0
  9/8/99             3.781               0
  9/7/99             3.781            1200
  9/6/99
  9/3/99             3.75                0
  9/2/99             3.75                0
  9/1/99             3.75             4800
 8/31/99             3.813            1000
 8/30/99             3.938               0
 8/27/99             3.983               0
 8/26/99             3.983               0
 8/25/99             3.983            1100
 8/24/99             4.044            3300
 8/23/99             4.105           13900
 8/20/99             4.105               0
 8/19/99             4.105               0
 8/18/99             4.105             100
 8/17/99             4.105               0
 8/16/99             4.105               0
 8/13/99             4.105           31000
 8/12/99             4.105            3000
 8/11/99             4.105            8100
 8/10/99             3.983               0
  8/9/99             3.983            1600
  8/6/99             3.922           17200
  8/5/99             3.922             500
  8/4/99             3.922            1000
  8/3/99             3.922             100
  8/2/99             3.922               0
 7/30/99             3.922             700
 7/29/99             4.044             100
 7/28/99             3.922            3700
 7/27/99             4.044            3000
 7/26/99             3.922             300
 7/23/99             3.922            9500
 7/22/99             3.952             100
 7/21/99             4.167            3700
 7/20/99             3.922             400
 7/19/99             4.044           17600
 7/16/99             4.075           14200
 7/15/99             4.075            4200
 7/14/99             4.075             200
 7/13/99             4.167               0
 7/12/99             4.167            2000
  7/9/99             4.167           21900
  7/8/99             4.197               0
  7/7/99             4.197            1200
  7/6/99             4.289            2100
  7/5/99
  7/2/99             4.289            1600
  7/1/99             4.289            1300
 6/30/99             4.289            1300
 6/29/99             4.473            1000
 6/28/99             4.289            1200
 6/25/99             4.35              300
 6/24/99             4.35             8500
 6/23/99             4.35            24400
 6/22/99             4.289            1300
 6/21/99             4.412            1900
 6/18/99             4.412           21600
 6/17/99             4.412               0
 6/16/99             4.412            1400
 6/15/99             4.412             800
 6/14/99             4.534            4400
 6/11/99             4.412            7900
 6/10/99             4.412            5900
  6/9/99             4.534            1500
  6/8/99             4.289           18100
  6/7/99             4.289            1000
  6/4/99             4.289           22000
  6/3/99             4.289             700
  6/2/99             4.289           10800
  6/1/99             4.289             200
 5/31/99
 5/28/99             4.289            1800
 5/27/99             4.289               0
 5/26/99             4.289            6300
 5/25/99             4.534            6300
 5/24/99             4.534            2400
 5/21/99             4.289            1200
 5/20/99             4.718             800
 5/19/99             4.779             700
 5/18/99             4.473            5900
 5/17/99             4.412            2800
 5/14/99             4.473           12900
 5/13/99             4.412               0
 5/12/99             4.412             200
 5/11/99             4.412               0
 5/10/99             4.412            1900
  5/7/99             4.197               0
  5/6/99             4.197           12700
  5/5/99             4.412            1900
  5/4/99             4.044             300
  5/3/99             4.412            2000
 4/30/99             3.983            2300
 4/29/99             3.983            6200
 4/28/99             4.412            5700
 4/27/99             4.228            8900
 4/26/99             3.922            7200
 4/23/99             3.891            2100
 4/22/99             3.554            1600
 4/21/99             3.922             600
 4/20/99             3.922            4200
 4/19/99             4.044            7600
 4/16/99             3.676            1500
 4/15/99             3.676             800
 4/14/99             3.676           20500
 4/13/99             3.309            1300
 4/12/99             3.309            4400
  4/9/99             3.799             800
  4/8/99             3.309            2100
  4/7/99              3.37            2700
  4/6/99             3.554             800
  4/5/99             3.554            4400
  4/2/99
  4/1/99             3.922            4600
 3/31/99             3.799            4900
 3/30/99             3.922             200
 3/29/99             3.738            4000
 3/26/99             3.707            7400
 3/25/99             3.922            3700
 3/24/99             3.799            2000
 3/23/99             3.922            1300
 3/22/99             3.799           23800
 3/19/99             3.922            1700
 3/18/99             3.922            2800
 3/17/99             3.922           16100
 3/16/99             3.922           14000
 3/15/99             3.983           10400
 3/12/99             4.044             800
 3/11/99             4.167           12100
 3/10/99             4.197             400
  3/9/99             4.167            1500
  3/8/99             4.167            5500
  3/5/99              4.35               0
  3/4/99              4.35            3500
  3/3/99             4.289            1000
  3/2/99             4.412            2500
  3/1/99             4.412             700
 2/26/99             4.534               0
 2/25/99             4.534            3600
 2/24/99             4.534             900
 2/23/99             4.289            1400
 2/22/99             4.596            2600
 2/19/99             4.167             300
 2/18/99             4.205            4700
 2/17/99             4.325            3300
 2/16/99             4.325             400
 2/15/99
 2/12/99             4.325            4300
 2/11/99             4.265            8900
 2/10/99             4.085            4600
  2/9/99             4.085               0
  2/8/99             4.085            4000
  2/5/99             4.205            7900
  2/4/99             4.325           27400
  2/3/99             4.205            5300
  2/2/99             4.566            4400
  2/1/99             4.566            5000
 1/29/99             4.806             500
 1/28/99             4.686             800
 1/27/99             4.686            2100
 1/26/99             4.806            6700
 1/25/99             4.806           12100
 1/22/99             5.046             600
 1/21/99             5.046           10000
 1/20/99             4.926            5300
 1/19/99             4.926            9000
 1/18/99
 1/15/99             5.166            4800
 1/14/99             5.407            3200
 1/13/99             5.076           12500
 1/12/99             5.166            1000
 1/11/99             5.226           12600
  1/8/99             5.046            3500
  1/7/99             5.286            7900
  1/6/99             5.286            6600
  1/5/99             5.046            1700
  1/4/99             5.106           10800
  1/1/99
12/31/98             5.286           14100
12/30/98             5.106           33100
12/29/98             5.046           11200
12/28/98             5.106            9200
12/25/98
12/24/98             5.407           11500
12/23/98             5.166            9900
12/22/98             5.527            1600
12/21/98             5.407            6800
12/18/98             5.407            6700
12/17/98             5.286           22300
12/16/98             5.767           27700
12/15/98             5.166            7400
12/14/98             5.166             300
12/11/98             5.286            4300
12/10/98             5.407           25300
 12/9/98             5.407            4000
 12/8/98             5.527            5700
 12/7/98             5.407            3200
 12/4/98             5.647           10800
 12/3/98             5.647            6400
 12/2/98             5.647           48100
 12/1/98             5.647           10900
11/30/98             5.647            5400
11/27/98             5.407           14900
11/26/98
11/25/98             5.527            9000
11/24/98             5.527            3000
11/23/98             5.767           18200
11/20/98             5.527            7100
11/19/98             5.347            9700
11/18/98             5.407           14000
11/17/98             5.767            6100
11/16/98             5.887            9100
11/13/98             5.767            9500
11/12/98             6.007            4700
11/11/98             5.467           21700
11/10/98             5.647           34800
 11/9/98             5.527           23300
 11/6/98             5.767           23300
 11/5/98             6.127           63800
 11/4/98             5.887           16500
 11/3/98             6.248           24800
 11/2/98             6.728           16600
10/30/98             6.488          139600
10/29/98             7.449          409100
10/28/98             6.668          254200
10/27/98             4.686           13900
10/26/98             4.566             200
10/23/98             4.205             200
10/22/98             4.445            2300
10/21/98             3.845            2200
10/20/98             3.664            7800
10/19/98             3.785            2000
10/16/98             3.815            6200
10/15/98             3.785            4300
10/14/98             3.785            9900
10/13/98             3.544               0
10/12/98             3.544            2100
 10/9/98             3.424            2900
 10/8/98             3.364           11700
 10/7/98             3.484            7100
 10/6/98             3.544            3400
 10/5/98             3.484             100
 10/2/98             3.604            8700
 10/1/98             3.845            3300
 9/30/98             3.965            1400
 9/29/98             3.965            1700
 9/28/98             3.484             600
 9/25/98             3.725             200
 9/24/98             3.725           20400
 9/23/98             3.604            4100
 9/22/98             3.604            8100
 9/21/98             3.845            1700
 9/18/98             3.725            1600
 9/17/98             3.725            2300
 9/16/98             3.845            5500
 9/15/98             3.725             200
 9/14/98             3.725           27000
 9/11/98             3.304             200
 9/10/98             3.484            3900
  9/9/98             3.484           34600
  9/8/98             3.604            3600
  9/7/98
  9/4/98             3.845            5400
  9/3/98             3.905            1100
  9/2/98             4.085            4600
  9/1/98             3.769           51500
 8/31/98             3.769            5000
 8/28/98             4.064            7300
 8/27/98             4.005            5000
 8/26/98             4.005            9900
 8/25/98             4.005            1500
 8/24/98             4.005            2200
 8/21/98             4.005            2700
 8/20/98             3.946           15200
 8/19/98             4.358             200
 8/18/98              4.24            5200
 8/17/98             3.946             400
 8/14/98             4.005            9700
 8/13/98             4.947            2600
 8/12/98             5.065           13200
 8/11/98             4.947           21100
 8/10/98             4.771            1300
  8/7/98             4.712            6000
  8/6/98             4.712           35600
  8/5/98             4.005           11500
  8/4/98             4.123            9500
  8/3/98              4.24           12300
 7/31/98             4.476            1400
 7/30/98             4.594            4900
 7/29/98             4.594             200
 7/28/98             4.594           34000
 7/27/98             4.594           13600
 7/24/98             4.829           42500
 7/23/98             4.594            6600
 7/22/98             4.594            8800
 7/21/98             4.476            9300
 7/20/98             4.476           16200
 7/17/98             4.535           43500
 7/16/98             4.712           43700
 7/15/98             4.829           13000
 7/14/98             5.065            3700
 7/13/98             4.947            5400
 7/10/98             5.153           14600
  7/9/98             5.301           64300
  7/8/98             4.712           52000
  7/7/98             5.713           15700
  7/6/98             5.536           23100
  7/3/98
  7/2/98             5.713            4200
  7/1/98             5.536           14600
 6/30/98             5.418           11200
 6/29/98             5.654             500
 6/26/98             5.772            5800
 6/25/98             5.713            6600
 6/24/98             5.595           25300
 6/23/98             5.654           14100
 6/22/98             5.654            9700
 6/19/98             5.772            3900
 6/18/98              5.89            3600
 6/17/98              5.89            5300
 6/16/98             5.772            8400
 6/15/98             5.772             800
 6/12/98             5.772            6800
 6/11/98             6.184            2000
 6/10/98             6.125           15700
  6/9/98             6.184            9900
  6/8/98             6.361           14500
  6/5/98             6.537           11800
  6/4/98             6.243           10000
  6/3/98             6.125            3200
  6/2/98             6.478            3000
  6/1/98             6.361           22100
 5/29/98             6.478           21200
 5/28/98             6.243           14200
 5/27/98             6.302            2300
 5/26/98             6.478           31300
 5/25/98
 5/22/98             6.243           13700
 5/21/98             6.714            3700
 5/20/98             6.596            2200
 5/19/98             6.714           21900
 5/18/98             6.596           50900
 5/15/98             6.125           17700
 5/14/98             6.361           18100
 5/13/98             6.243            4800
 5/12/98             6.361           18800
 5/11/98             6.596           14800
  5/8/98              6.95           31300
  5/7/98             6.832           80800
  5/6/98             6.243           27800
  5/5/98             6.125           23700
  5/4/98             6.125           26900
  5/1/98             6.302           48900
 4/30/98             6.773          106600
 4/29/98             7.126           77300
 4/28/98             6.596          150300
 4/27/98             6.184           46400
 4/24/98             6.125          135700
 4/23/98             6.184          114600
 4/22/98             6.066           97900
 4/21/98              5.89           31300
 4/20/98             6.361           18700
 4/17/98             6.478           24600
 4/16/98             6.478           16300
 4/15/98             6.596           14800
 4/14/98             6.714           16300
 4/13/98              6.95           26100
 4/10/98
  4/9/98             7.067           11500
  4/8/98             7.185            1100
  4/7/98             7.185            7500
  4/6/98             7.126           79000
  4/3/98             7.303            4000
  4/2/98             7.303           23400
  4/1/98             7.539            7900
 3/31/98             7.421             900
 3/30/98             7.892            1500
 3/27/98             7.892            5000
 3/26/98             7.656            2900
 3/25/98             7.656            5400
 3/24/98             7.539            6400
 3/23/98             7.656           11600
 3/20/98             7.303            9400
 3/19/98             7.539            9500
 3/18/98             7.421            1300
 3/17/98             7.303           10400
 3/16/98             7.539            6700
 3/13/98             7.656            2000
 3/12/98             7.421            2400
 3/11/98             7.539           14300
 3/10/98             8.128           15600
  3/9/98             7.774            1200
  3/6/98             7.539             400
  3/5/98             7.539            2700
  3/4/98              8.01           16200
  3/3/98             7.597            6800
  3/2/98              8.01           21300
 2/27/98             7.185           20500
 2/26/98             7.656            5000
 2/25/98             7.656            6000
 2/24/98             8.128            4900
 2/23/98              8.01            6400
 2/20/98              8.01           15800
 2/19/98              8.01           20300
 2/18/98             7.303            3700
 2/17/98             7.185           19100
 2/16/98
 2/13/98             7.067           10200
 2/12/98             6.891            9700
 2/11/98             6.832           12700
 2/10/98             6.832           27100
  2/9/98             6.832           18500
  2/6/98             7.067            9100
  2/5/98             7.421          378200
  2/4/98             7.421           15000
  2/3/98             7.656           30900
  2/2/98             8.069            3900
 1/30/98              8.01           16900
 1/29/98              8.01           26900
 1/28/98              8.01            8900
 1/27/98             8.245           30100
 1/26/98             8.599           12400
 1/23/98             8.481           35800
 1/22/98             8.599           39700
 1/21/98              8.54           57300
 1/20/98             8.599           11100
 1/19/98
 1/16/98             8.481           34200
 1/15/98             8.481            3200
 1/14/98             8.481           11700
 1/13/98              8.54           30800
 1/12/98             8.716            8500
  1/9/98              9.07           11700
  1/8/98             8.952            3100
  1/7/98             8.952           34800
  1/6/98             8.952           29100
  1/5/98             8.716           45500
  1/2/98             8.599           57000
  1/1/98
12/31/97           8.599             24500
12/30/97           8.716             39000
12/29/97           8.834             41800
12/26/97           8.775             41700
12/25/97
12/24/97           8.363            100000
12/23/97           9.305             60200
12/22/97           9.423              4500
12/19/97           9.541              8300
12/18/97           9.423              2500
12/17/97           9.423             18800
12/16/97           9.423              8500
12/15/97           9.482             70000
12/12/97           10.366            10100
12/11/97           10.366            15400
12/10/97           10.366            13600
 12/9/97           10.424            40000
 12/8/97           10.366             8200
 12/5/97           10.483            23600
 12/4/97           10.366            64000
 12/3/97           10.483            33700
 12/2/97           10.483            13900
 12/1/97           10.483           145400
11/28/97           10.483            34300
11/27/97
11/26/97           10.601           166800
11/25/97           10.012          1547500
11/24/97


                        MARKET STATISTICS
                        -----------------

                 Recent Market Price (11/7/00)           $ 3.50
                 52-Week High Price                      $ 6.75
                 52-Week Low Price                       $ 3.06
                 Avg. Daily Volume  (52 Week)(a)          3,681

    (a)  Source: Zacks

--------------------------------------------------------------------------------
Walnut                                16                Berwind Financial, L.P.

Industry Observations and Comments
================================================================================

     - Slow/no growth in demand for premium cigars; limited ability to raise prices/need to discount even premium brands

     -    Investor interest in cigar industry has decreased

          -    Increased industry consolidation
          - Domestic manufacturers or distributors of cigars have been acquired or taken private
          -    Little institutional interest, no meaningful Wall Street coverage
          - Lack of investor interest and market conditions have led to poor returns for shareholders of cigar manufacturers and distributors

     -    Increased risk of government legislation, regulation and taxes

     -    Increased awareness of health risks associated with cigar smoking

     - Increased cost of bringing new product offerings to market decreases profit margin

     -    Increased litigation exposure - current and expected


================================================================================
Walnut                                 17                Berwind Financial, L.P.

Company Observations
================================================================================

     - The Company suffers from several challenges given its industry segment, size, growth characteristics, business risks and institutional following

          -    Cigar demand (particularly the premium segment) has decreased
          -    The Company's market capitalization and revenue are small
          -    The Company's stock is very thinly traded
          -    The Company has limited revenue and profit growth prospects
          -    The Company is dependent on a single brand for a majority of its sales
          - The Company is dependent on a single supplier for a majority of its sales. The supply agreement does not provide the Company with a guaranteed supply in the event of a sale to an unaffiliated third party.
          - The Company has no Wall Street analyst coverage and no meaningful institutional following
          - Due to limited growth potential and industry conditions, catalysts for price appreciation are limited as additional revenue growth is achieved only by increasing expenses.
          - Fiscal Year 2001 budgeted profitability increase reflects certain non-repeatable events (such as the success of the limited edition VSG sub-brand) which are not forecast to improve profits past 2001

================================================================================
Walnut                                 18                Berwind Financial, L.P.

Premiums Paid Analysis
================================================================================

                                                                                                            STOCK PREMIUM
DATE       TARGET NAME/                                                      DEAL      ENTERPRISE   -----------------------------
ANNCD      BUSINESS DESCRIPTION               ACQUIRER NAME                  VALUE       VALUE       1 DAY     1 WEEK     4 WEEKS
=================================================================================================================================

                                                                  MEAN     $  228.90   $ 1,837.09    20.57%     25.07%      35.71%
                                                                  MEDIAN       72.82       657.02    20.04      20.81       27.62
                                                                  HIGH      2,449.30    17,040.14    75.00      94.44      253.28
                                                                  LOW           0.16         1.35   (46.25)    (37.46)     (40.78)
                                                                  ---------------------------------------------------------------

                                                                  WALNUT   $   36.32   $    19.03    57.14%     62.96%      57.14%
                                                                  ---------------------------------------------------------------

10/17/00   Trex Medical Corp (Thermo Trex     Thermo Electron Corp         $   16.78   $    72.93   (46.25)%   (37.46)%    (25.22)%
           Corp/Thermo Electron Corp)
           Mnfr mammograghy, x-ray equip

 9/21/00   Hertz Corp(Ford Motor Co)          Ford Motor Co                   600.56    10,717.36    23.71      20.60       (5.33)
           Pvd auto,truck rental services

 8/28/00   800-JR Cigar Inc                   Investor Group                   33.31       151.55    20.93      18.86       18.18
           Wholesale tobacco

 8/14/00   BHC Communications Inc             News Corp Ltd                   887.75     2,403.16    16.40      13.40       10.00
           (Chris-Craft Industries Inc)
           Own and operate TV stations

 7/27/00   Brookdale Living Communities Inc   Investor Group                  149.33       377.91     1.67       2.52        4.72
           Pvd residential care services

 7/20/00   JLK Direct Distribution Inc        Kennametal Inc                   36.46       209.79    48.94      94.44       68.67
           (Kennametal Inc)
           Wholesale indl machinery

 3/23/00   Homestead Village Inc              Security Capital Group Inc      156.77     1,188.91    49.09      56.19       98.79
           (Security Capital Corp)            (Security Capital Corp)
           Real estate development firm

 3/21/00   Travelers Property Casualty Corp   Citigroup Inc                 2,449.30    17,040.14    24.53      39.54       35.05
           (Travelers Insurance Group
           /Travelers Grp)
           Property,casualty insurance

 3/17/00   Vastar Resources Inc               BP Amoco PLC                  1,575.66     9,152.52    16.19      34.96       69.39
           (Atlantic Richfield)
           Oil and gas exploration,prodn

 3/14/00   Howmet International Inc           Alcoa Inc                       349.32     2,213.41    13.51      12.75       14.29
           (Cordant Technologies Inc)
           Mnfr investment engine parts

  3/3/00   Hartford Life Inc                  Hartford Financial            1,324.61     7,677.26    18.65      40.28       43.26
           (ITT Hartford Group)                Services Group Inc
           Pvd insurance, finl services

 2/22/00   IXnet Inc                          Global Crossing Ltd             876.94     2,779.06    18.12      22.80       25.91
           (IPC Information Systems Inc)
           Provide global networking svcs

 1/31/00   Thermo Sentron Inc(Thermedics)     Thermedics Inc                   30.69       153.55     7.36       6.90        6.90
           Mnfr packaging machinery           (Thermo Electron Corp)


Source: Thomson's Financial

Acquisitions since 1/1/97 in which the acquirer owned greater than 70% of the company prior to the acquisition
N/A: Not reported by Thomson's Financial

================================================================================
Walnut                                 19                Berwind Financial, L.P.

Premiums Paid Analysis
================================================================================

                                                                                                            STOCK PREMIUM
DATE       TARGET NAME/                                                      DEAL      ENTERPRISE   -----------------------------
ANNCD      BUSINESS DESCRIPTION               ACQUIRER NAME                  VALUE       VALUE       1 DAY     1 WEEK     4 WEEKS
=================================================================================================================================

 1/31/00   Thermedics Detection Inc           Thermedics Inc                   17.02       144.62     0.79       0.79       14.29
           (Thermedics Inc/                   (Thermo Electron Corp)
           Thermo Electron Corp)
           Mnfr process control systems

 1/31/00   Thermo BioAnalysis Corp            Thermo Instrument Systems
           (Thermo Instrument Systems Inc/    Inc (Thermo Electron Corp)      167.87       637.58    51.35      55.56       53.43
           Thermo Electron Corp)
           Mnfr,whl lab instruments

 1/11/00   Hayes Lemmerz International Inc    Investor Group                  165.21     2,271.44     1.21      23.53       38.84
           Mnfr,whl wheels,brakes

12/17/99   ThermoTrex Corp                    Thermo Electron Corp             36.93       355.57    (5.66)     (0.69)       3.19
           (Thermo Electron Corp)
           Pvd electromedical services

 12/1/99   Boise Cascade Office Products      Boise Cascade Corp              205.26     1,450.75    43.48      55.29       60.00
           Corp(Boise Cascade Corp)
           Whl stationary,office supplies

11/12/99   Howmet International Inc           Cordant Technologies Inc        261.39     1,787.49    20.89      18.78       38.07
           (Cordant Technologies Inc)
           Mnfr investment engine parts

10/21/99   Student Loan Corporation           Citigroup Inc                   180.00    10,612.79    11.46      11.63        0.84
           Pvd personal credit services

10/20/99   Randers Killam Group               Thermo Electron Corp              6.67       117.01    12.50      12.50       33.33
           (Thermo TerraTech Inc)
           Construct nonresidential bldgs

 6/13/99   Thermo Vision Corp (Thermo         Thermo Instrument Systems        11.87        56.86    75.00      60.00      107.41
           Instrument/Thermo Electron)        Inc
           Mnfr medical monitoring equip

 5/21/99   ThermoSpectra Corp (Thermo         Thermo Instrument Systems        26.09       298.21    39.13      43.82       61.01
           Instrument Systems Inc/Thermo      Inc
           Electron Corp)
           Mnfr precision imaging equip

 4/12/99   Meadowcraft Inc                    Investor Group                   53.16       252.18    64.95      63.27       77.78
           Mnfr,whl outdoor furniture

  4/1/99   Aqua Alliance Inc (Vivendi SA)     Vivendi SA                      117.07       662.87    28.89      18.97      101.74
           Pvd engineering services

 3/21/99   Spelling Entertainment Group Inc   Viacom Inc (National            191.65     1,153.86     8.33      43.12       54.46
           (Blockbuster Entertainment Corp)   Amusements Inc)
           Pvd motion picture distn svcs

  3/9/99   Sun Energy Partners LP             Kerr-McGee Corp                  43.37     3,218.73    41.54      43.75       50.82
           (Kerr-McGee Corp)
           Oil and gas exploration,prodn

  3/8/99   LabOne Inc(Lab Holdings Inc)       Lab Holdings Inc                 34.29       183.95    17.24      10.27        8.51
           Pvd testing svcs for ins in

 1/22/99   Trex Medical Corp (ThermoTrex      Thermo Electron Corp             22.58       359.59    42.88      35.53       44.00
           Corp/Thermo Electron Corp)
           Mnfr mammograghy, x-ray equip

11/16/98   Western Beef Inc                   Cactus Acquisitions Inc          13.61           NA    25.00      14.68       22.72
           (Cactus Acquisitions Inc)
           Own,op grocery stores

11/12/98   Aquila Gas Pipeline Corp           UtiliCorp United Inc             43.20       458.10    23.08      17.43       68.42
           (Aquila Energy Corp/UtiliCorp
           United Inc) Gas utility

================================================================================
Walnut                                 20                Berwind Financial, L.P.

Premiums Paid Analysis
================================================================================

                                                                                                            STOCK PREMIUM
DATE       TARGET NAME/                                                      DEAL      ENTERPRISE   -----------------------------
ANNCD      BUSINESS DESCRIPTION               ACQUIRER NAME                  VALUE       VALUE       1 DAY     1 WEEK     4 WEEKS
=================================================================================================================================

10/27/98   Citizens Corp                      Allmerica Financial Corp        212.37     1,109.65    20.64      17.18       20.91
           (Hanover Insurance Co)
           Auto,workers comp insurance co

10/21/98   Capital Factors Holdings Inc       Union Planters Bank              22.25       739.91     4.48       8.95        2.94
           (Capital Bank,Miami,FL)            National Association
           Pvd short-term bus credit svcs

 10/5/98   Insignia Properties Trust          Apartment Investment and         63.62       225.16     7.48       7.48          NA
           (Apartment Investment and          Management Co
           Management Co)
           Real estate investment trust

 9/29/98   Newmont Gold Co                    Newmont Mining Corp             264.83           NA    (5.16)     20.81       62.37
           (Newmont Mining Corp)
           Gold mining

  9/8/98   PEC Israel Economic Corp           Investor Group                  125.00       685.15    60.00      55.73       50.52
           (IDB Development Corp/
           IDB Holding Corp)
           Investment firm

 8/24/98   Tele-Communications                Liberty Media Corp              379.06     2,554.70    (1.10)     (4.51)      (9.94)
           International Inc
           (Tele-Commun Inc)
           Pvd cable TV svcs

 8/23/98   Ryerson Tull Inc                   Inland Steel Industries          61.15       510.81    (8.50)    (11.60)     (40.78)
           (Inland Steel Industries Inc)      Inc
           Wholesale steel

 7/21/98   Forum Retirement Partners LP       Forum Group Inc                   6.52       128.49    24.32      24.32       24.32
           (Forum Group Inc)
           Own,op retirement centers

 7/17/98   West Teleservices Corp             Investor Group                  147.24       985.53    25.89      29.17       22.77
           Provide business services

 6/11/98   Imo Industries Inc                 Constellation Capital             9.10           NA    (1.05)      4.44        2.55
           (Constellation Capital             Partners LLC
           Partners LLC)
           Mnfr industrial controls,pumps

 4/29/98   Group 1 Software Inc               COMNET Corp                      11.77        64.59    71.60      83.04       83.04
           Develop software

 3/27/98   International Specialty Products   ISP Holdings Inc                324.46     2,125.81     4.29       1.74       14.51
           Inc (ISP Holdings Inc)
           Mnfr specialty chemicals

 2/17/98   Universal International, Inc.      99 Cents Only Stores             10.22        23.59    39.84      52.55      253.28
           Wholesale goods

  2/6/98   PRIMEDIA Inc                       Kohlberg Kravis Roberts         200.00     3,627.09    (9.86)     (5.88)         NA
           Publishing company                 & Co

 1/22/98   BT Office Products International   Koninklijke KNP BT NV           138.05       689.73    32.53      78.86       78.86
           Inc (Buhrmann-Tetterode NV)
           Whl office stationary,supplies

  1/8/98   Rayonier Timberlands LP            Rayonier Inc                     65.78       482.26    11.23      25.30       17.51
           (Rayonier Inc)
           Own,op timber tracts

12/23/97   American Paging Inc                Telephone and Data Systems        9.06       217.94    17.65      33.33       29.03
           (Telephone & Data Systems Inc)     Inc
           Pvd wireless messaging svcs

12/18/97   United States Cellular Corp        Telephone and Data Systems      539.22     3,239.37       NA       2.33        1.15
           (Telephone and Data Systems)       Inc
           Pvd cellular commun services

12/18/97   Aerial Communications Inc.         Telephone and Data Systems      107.56     1,073.19    (2.29)      3.23       (5.88)
           (Telephone and Data Systems Inc)   Inc
           Pvd cellular telephone svcs

================================================================================
Walnut                                 21                Berwind Financial, L.P.

Premiums Paid Analysis
================================================================================


                                                                                                            STOCK PREMIUM
DATE       TARGET NAME/                                                      DEAL      ENTERPRISE   -----------------------------
ANNCD      BUSINESS DESCRIPTION               ACQUIRER NAME                  VALUE       VALUE       1 DAY     1 WEEK     4 WEEKS
=================================================================================================================================

10/23/97   Brad Ragan Inc                     Goodyear Tire & Rubber Co        20.75       119.09    24.17      15.06       22.63
           (Goodyear Tire & Rubber Co)
           Wholesale tires and tubes

 9/18/97   Guaranty National Corp             Orion Capital Corp              117.22       647.41    10.77      23.87       27.72
           (Orion Capital Corp)
           Insurance company

 7/18/97   Larcan TTC Inc                     Larcan Inc(LeBlanc &              0.16         1.35     0.00       0.00        0.00
           (Larcan Inc)                       Royale Enterprises Inc)
           Mnfr TV transmission equipment

 6/13/97   Bally's Grand Inc                  Bally's Grand Inc                55.39       651.18    27.88      29.85       31.06
           Own and operate casino hotels

 6/13/97   Bally's Grand Inc                  Hilton Hotels Corp               42.59       667.81    37.91      29.83       40.67
           Own and operate casino hotels

 5/22/97   Chaparral Steel Co                 Texas Industries Inc             72.82       519.31    20.39      25.25       29.17
           (Texas Industries Inc)
           Mnfr primary steel products

 4/16/97   Steck-Vaughn Publishing Corp       Harcourt General Inc             40.29       221.36    21.65      32.58       24.21
           (National Education Corp)
           Publish books, magazines

 2/25/97   Fina Inc(Petrofina Delaware Inc/   Petrofina SA                    257.02     2,427.11    19.70      18.52       21.52
           Petrofina SA)
           Mnfr petroleum refined prods

 1/21/97   Mafco Consolidated Group Inc       Mafco Holdings Inc              116.77       980.32    23.50      23.50       27.62
           (Mafco Holdings)
           Mnfr cosmetics,beauty products



================================================================================
Walnut                                 22                Berwind Financial, L.P.

Discounted Cash Flow Analysis
================================================================================
Summary Valuation

             COMMON EQUITY VALUE BASED ON DISCOUNTED FREE CASH FLOWS

--------------------------------------------------------------------------------
                             IMPLIED EQUITY VALUE(a)
--------------------------------------------------------------------------------
($ in thousands)

                                                  OPERATING MARGIN

                                   MANAGEMENT        LTM                BUDGET
                                   FORECAST(c)   EXTRAPOLATION(d)   EXTRAPOLATION(e)
                                   -----------   ----------------   ----------------
                           16.5%       $32,538            $35,272            $36,836
                           17.0%       $32,110            $34,746            $36,265
      DISCOUNT RATE(b)     17.5%       $31,708            $34,250            $35,728
                           18.0%       $31,328            $33,783            $35,221
                           18.5%       $30,970            $33,342            $34,743

--------------------------------------------------------------------------------
                IMPLIED PER SHARE EQUITY VALUE (FULLY DILUTED)(f)
--------------------------------------------------------------------------------
(in $'s)

                                                 OPERATING MARGIN

                                   MANAGEMENT         LTM               BUDGET
                                   FORECAST(c)   EXTRAPOLATION(d)   EXTRAPOLATION(e)
                                   -----------   ----------------   ----------------
                           16.5%         $4.93              $5.34              $5.58
                           17.0%         $4.86              $5.26              $5.49
      DISCOUNT RATE(b)     17.5%         $4.80              $5.19              $5.41
                           18.0%         $4.75              $5.12              $5.33
                           18.5%         $4.69              $5.05              $5.26

NOTES
--------------------
(a) Present value of forecasted free cash flow plus present value of the terminal value plus cash and marketable securities (as of September 30, 2000) plus proceeds from the exercise of in-the-money options less operating cash needs (as of September 30, 2000)
(b) Discount rate based on equity cost of capital
(c) Based on Company Management forecasts
(d) Based on actual LTM as of Sept. 30, 2000
(e) Based on Company adjusted budget for the fiscal year ended March 31, 2001 dated June 21, 2000
(f) Based on fully diluted shares outstanding as of November 7, 2000

================================================================================
Walnut                                 23                Berwind Financial, L.P.

Discounted Cash Flow Analysis
================================================================================
Based on Company Management Forecasts

                                                                                    FORECASTED(a)
                                                           --------------------------------------------------------------
($ in thousands)                                            LTM(e)       Y1         Y2         Y3         Y4         Y5
                                                           --------------------------------------------------------------
Net Sales                                                  $34,515    $35,550    $36,617    $37,715    $38,847    $40,012
Sales Growth                                                                3%         3%         3%         3%         3%

Cost of Goods Sold                                          18,976     19,603     20,187     20,793     21,412     22,075
                                                           --------------------------------------------------------------
 Gross Profit                                               15,539     15,948     16,430     16,923     17,435     17,938
 Gross Profit%                                                45.0%      44.9%      44.9%      44.9%      44.9%      44.8%

Operating Expenses                                          11,076     11,504     12,182     12,246     13,258     13,784
                                                           --------------------------------------------------------------
 Operating Profit(EBIT)                                      4,463      4,444      4,248      4,677      4,176      4,153
  Operating Profit Margin                                     12.9%      12.5%      11.6%      12.4%      10.8%      10.4%

Income Tax Provision (@ 40%)                                 2,012      1,778      1,699      1,871      1,670      1,661
                                                           --------------------------------------------------------------
 Operating Profit (after tax)                                2,451      2,666      2,549      2,806      2,506      2,492

Adjustments to Operating Income:
 Depreciation & Amortization                                   506        536        686        600        600        600
 Working Capital Requirements                                               0          0       (150)    (1,650)       500
 Capital expenditures                                                    (350)    (1,500)      (450)      (350)      (350)
                                                                      ---------------------------------------------------

Positive Adjustments to Cash Flow (Reductions)                            186       (814)         0     (1,400)       750

Free Cash Flows                                                       $ 2,852    $ 1,735    $ 2,806    $ 1,106    $ 3,242

Discount Rate(b)                                   17.5%                 17.5%      17.5%      17.5%      17.5%      17.5%
                                                   -----

Present Value of the Operating Cash Flows                             $ 2,631    $ 1,362    $ 1,875    $   629    $ 1,569

NET PRESENT VALUE OF OPERATING CASH FLOWS        $ 8,066

NET PRESENT VALUE OF TERMINAL VALUE(c)           $ 6,358
                                                 -------

TOTAL NET PRESENT VALUE OF CASH FLOWS            $14,424

Subtract Debt:                                         0
Add Excess Cash as of September 30, 2000(d):      17,284
                                                 -------
COMMON EQUITY VALUE OF PROJECT WALNUT            $31,708
                                                 =======


NOTES:
--------------
(a) Based on Company Management forecasts
(b) Based on all equity discount rate
(c) Terminal value based on perpetuity method
(d) Excess cash as of September 30, 2000 includes proceeds from options exercised
(e) For the period ended September 30, 2000

================================================================================
Walnut                                 24                Berwind Financial, L.P.

Discounted Cash Flow Analysis
================================================================================
Operating Margins Based on LTM as of Sept. 30, 2000

                                                                                    FORECASTED(a)
                                                           --------------------------------------------------------------
($ in thousands)                                            LTM(e)       Y1         Y2         Y3         Y4         Y5
                                                           --------------------------------------------------------------
Net Sales                                                  $34,515    $35,550    $36,617    $37,715    $38,847    $40,012
Sales Growth                                                                3%         3%         3%         3%         3%

Cost of Goods Sold                                          18,976     19,545     20,132     20,736     21,358     21,998
                                                           --------------------------------------------------------------
 Gross Profit                                               15,539     16,005     16,485     16,980     17,489     18,014
 Gross Profit%                                                45.0%      45.0%      45.0%      45.0%      45.0%      45.0%

Operating Expenses                                          11,076     11,408     11,751     12,103     12,466     12,840
                                                           --------------------------------------------------------------
 Operating Profit(EBIT)                                      4,463      4,597      4,735      4,877      5,023      5,174
  Operating Profit Margin                                      12.9%      12.9%      12.9%      12.9%      12.9%      12.9%

Income Tax Provision(@ 40%)                                  2,012      1,839      1,894      1,951      2,009      2,070
                                                           --------------------------------------------------------------
 Operating Profit (after tax)                                2,451      2,758      2,841      2,926      3,014      3,104

Adjustments to Operating Income:
 Depreciation & Amortization                                   506        536        686        600        600        600
 Working Capital Requirements                                               0          0       (150)    (1,650)       500
 Capital expenditures                                                    (350)    (1,500)      (450)      (350)      (350)
                                                                      ---------------------------------------------------

Positive Adjustments to Cash Flow (Reductions)                            186       (814)         0     (1,400)       750

Free Cash Flows                                                       $ 2,944    $ 2,027    $ 2,926    $ 1,614    $ 3,854

Discount Rate(b)                                   17.5%                 17.5%      17.5%      17.5%      17.5%      17.5%
                                                 -------

Present Value of the Operating Cash Flows                             $ 2,716    $ 1,591    $ 1,955    $   918    $ 1,865

NET PRESENT VALUE OF OPERATING CASH FLOWS        $ 9,046

NET PRESENT VALUE OF TERMINAL VALUE(c)           $ 7,920
                                                 -------

TOTAL NET PRESENT VALUE OF CASH FLOWS            $16,966

Subtract Debt:                                         0
Add Excess Cash as of September 30, 2000(d):      17,284
                                                 -------
COMMON EQUITY VALUE OF PROJECT WALNUT            $34,250
                                                 =======

NOTES:
----------
(a) Based on Company Management forecasts. Operating margin based on LTM as of September 30, 2000
(b) Based on all equity discount rate
(c) Terminal value based on perpetuity growth method
(d) Excess cash as of September 30, 2000 includes proceeds from options exercised
(e) For the period ended September 30, 2000

================================================================================
Walnut                                 25                Berwind Financial, L.P.

Discounted Cash Flow Analysis
================================================================================
Operating Margins Based on Company Adjusted 2001 Budget

                                                                                    FORECASTED(a)
                                                           --------------------------------------------------------------
($ in thousands)                                            LTM(e)       Y1         Y2         Y3         Y4         Y5
                                                           --------------------------------------------------------------
Net Sales                                                  $34,515    $35,550    $36,617    $37,715    $38,847    $40,012
Sales Growth                                                                3%         3%         3%         3%         3%

Cost of Goods Sold                                          18,976     19,545     20,132     20,736     21,358     21,998
                                                           --------------------------------------------------------------
 Gross Profit                                               15,539     16,005     16,485     16,980     17,489     18,014
 Gross Profit%                                                45.0%      45.0%      45.0%      45.0%      45.0%      45.0%

Operating Expenses                                          11,076     11,028     11,359     11,700     12,051     12,412
                                                           --------------------------------------------------------------
 Operating Profit(EBIT)                                      4,463      4,977      5,126      5,280      5,439      5,602
  Operating Profit Margin                                     12.9%      14.0%      14.0%      14.0%      14.0%      14.0%

Income Tax Provision (@ 40%)                                 2,012      1,991      2,051      2,112      2,175      2,241
                                                           --------------------------------------------------------------
 Operating Profit (after tax)                                2,451      2,986      3,076      3,168      3,263      3,361

Adjustments to Operating Income:
 Depreciation & Amortization                                   506        536        686        600        600        600
 Working Capital Requirements                                               0          0       (150)    (1,650)       500
 Capital expenditures                                                    (350)    (1,500)      (450)      (350)      (350)
                                                                      ---------------------------------------------------

Positive Adjustments to Cash Flow (Reductions)                            186       (814)         0     (1,400)       750

Free Cash Flows                                                       $ 3,172    $ 2,262    $ 3,168    $ 1,863    $ 4,111

Discount Rate(b)                                   17.5%                 17.5%      17.5%      17.5%      17.5%      17.5%
                                                 -------

Present Value of the Operating Cash Flows                             $ 2,926    $ 1,776    $ 2,117    $ 1,060    $ 1,990

NET PRESENT VALUE OF OPERATING CASH FLOWS        $ 9,868

NET PRESENT VALUE OF TERMINAL VALUE(c)           $ 8,575
                                                 -------

TOTAL NET PRESENT VALUE OF CASH FLOWS            $18,444
                                                 =======

Subtract Debt:                                         0
Add Excess Cash as of September 30, 2000(d):      17,284
                                                 -------
COMMON EQUITY VALUE OF PROJECT WALNUT            $35,728
                                                 =======


NOTES:
-------------
(a) Based on Company Management forecasts. Operating margin based on Company adjusted FY2001 budget dated June 21, 2000
(b) Based on all equity discount rate
(c) Terminal value based on perpetuity growth method
(d) Excess cash as of September 30, 2000 includes proceeds from options exercised
(e) For the period ended September 30, 2000

================================================================================
Walnut                                 26                Berwind Financial, L.P.

Discounted Cash Flow Analysis
================================================================================
Weighted Average Cost of Capital

CALCULATION OF WALNUT IMPLIED LEVERED BETA

Walnut Unlevered Beta                                              0.85
Debt/Equity Ratio                                                     0%
Walnut's Levered Beta(a)                                           0.85


WALNUT WEIGHTED AVERAGE COST OF CAPITAL ASSUMPTIONS(c)

Risk-free Rate (30 Year Treasury, November 7, 2000)                5.88%
Assumed Marginal Tax Rate                                         40.00%
Market Equity Risk Premium                                         8.40%
Small Company Risk Premium                                         2.60%
Specific Company Risk Premium                                      2.00%

Cost of Equity(b)                                                 17.62%
Cost of Debt: Prime Rate + 0.5                                    10.00%
After Tax Cost of Debt: Cost of Debt * (1-Tax Rate)                6.00%
Debt/Total Capital Ratio                                            0.0%


WALNUT'S WEIGHTED AVERAGE COST OF CAPITAL(WACC)(c)                17.62%


Notes:

(a) Beta(L) = [1+ (1-Tax Rate) * Debt / Equity] * Beta(U)

(b) Capital Asset Pricing Model (CAPM): Cost of Equity = Risk-free Rate + (Relevered Beta * Equity Risk Prem.) + Size Prem. + Specific Company Premium

(c) WACC: [[Cost of Debt * (1-Tax Rate)] * (Debt/Tot. Cap.)] + [Cost of Equity * (1 - Equity/Tot. Cap.)]

Sources: Zacks; Ibbotson Associates: Stocks, Bonds, Bills, and Inflation 1999 Yearbook

================================================================================
Walnut                                 27                Berwind Financial, L.P.

FINANCIAL SPONSOR TRANSACTION ANALYSIS

Equity Value             $36,316
Less: Excess Cash        $17,284
                         -------
FINANCING REQUIREMENT    $19,031


TRANSACTION MULTIPLES:

                                  --------
                                  LTM 2000
                                  --------
Enterprise Value/Sales               0.6x
Enterprise Value/EBIT                4.3x
Enterprise Value/EBITDA              3.8x
Financing Requirement/Net Income    11.2x
EBIT                               $4,463
EBITDA                             $4,969
Total Debt at Opening/EBITDA         2.5x


SOURCE OF FUNDS:

                       Amount     %
                       ---------------
Revolver                   $0     0.0%
Term Loan 1             4,726    24.3%
Term Loan 2             7,898    40.7%
Sub Debt 1                  0     0.0%
Preferred Equity 1          0     0.0%
Common Equity 1         6,797    35.0%
Common Equity 2             0     0.0%
Common Equity 3             0     0.0%
                      ---------------
  Total Sources       $19,421   100.0%


USES OF FUNDS:

                         Amount     %
                         ---------------
Purchase Price          $19,031    98.0%
Refinance Debt                0     0.0%
Earn-Out                      0     0.0%
Other Purchase Price          0     0.0%
Transaction Expenses        390     2.0%
Other                         0     0.0%
                        ---------------
  Total Uses            $19,421   100.0%


MANAGEMENT FORECAST(a)

                                         2005
                                 ---------------------
EBITDA Multiple                   3.5x    4.0x    4.5x
                                 ---------------------
Implied IRR - Common Equity      14.8%   18.6%   21.9%


LTM EXTRAPOLATION(b)

                                         2005
                                 ---------------------
EBITDA Multiple                   3.5x    4.0x    4.5x
                                 ---------------------
Implied IRR - Common Equity      22.7%   26.2%   29.4%


BUDGET EXTRAPOLATION(c)

                                         2005
                                 ---------------------
EBITDA Multiple                   3.5x    4.0x    4.5x
                                 ---------------------
Implied IRR - Common Equity      26.1%   29.6%   32.6%


COLLATERAL VALUE OF ASSETS:

               Book Value   Discount   Discounted   Collat.:     Debt     Debt @     Excess
Asset           9/30/00        %          Value      Asset     Capacity   Closing   Capacity
-----------    ----------   --------   ----------   --------   --------   -------   --------
Receivables      $3,159       10.0%      $2,843       80.0%      $2,274
Inventory         5,447       10.0%       4,902       50.0%       2,451
               -----------------------------------------------------------------------------
  Total          $8,606                  $7,745                  $4,726       $0     $4,726

(a) Operating margins based on management forecasts
(b) Operating margins based on LTM September 30, 2000 results
(c) Operating margins based on adjusted FY2001 budget dated June 21, 2000

================================================================================
Walnut                                 28         Berwind Financial, L.P.

Financial Sponsor Transaction Analysis
================================================================================

--------------------------------------------------------------------------------
                      BASED ON COMPANY MANAGEMENT FORECAST
--------------------------------------------------------------------------------
($ in millions, except per share data)


                      FINANCING                  EQUITY     NUMBER     IMPLIED EQUITY
COMMON EQUITY IRR   REQUIREMENT(a)   NET CASH    VALUE     OF SHARES   VALUE PER SHARE
-----------------   --------------   --------    -----     ---------   ---------------
      30%              $  14.4       $  17.3     $ 31.7    6,602,863      $   4.80
      35%              $  12.7       $  17.3     $ 30.0    6,602,863      $   4.54


--------------------------------------------------------------------------------
              OPERATING MARGINS BASED ON LTM ACTUAL SEPT. 30, 2000
--------------------------------------------------------------------------------
($ in millions, except per share data)

                      FINANCING                  EQUITY     NUMBER     IMPLIED EQUITY
COMMON EQUITY IRR   REQUIREMENT(a)   NET CASH    VALUE     OF SHARES   VALUE PER SHARE
-----------------   --------------   --------    -----     ---------   ---------------
      30%              $  17.3       $  17.3     $ 34.6    6,602,863      $   5.24
      35%              $  15.2       $  17.3     $ 32.5    6,602,863      $   4.92


--------------------------------------------------------------------------------
           OPERATING MARGINS BASED ON COMPANY FY2001 ADJUSTED BUDGET
--------------------------------------------------------------------------------
($ in millions, except per share data)

                      FINANCING                  EQUITY     NUMBER     IMPLIED EQUITY
COMMON EQUITY IRR   REQUIREMENT(a)   NET CASH    VALUE     OF SHARES   VALUE PER SHARE
-----------------   --------------   --------    -----     ---------   ---------------
      30%              $  18.8       $  17.3     $ 36.1    6,602,863      $   5.46
      35%              $  16.6       $  17.3     $ 33.9    6,602,863      $   5.13

(a) Assumes exit EBITDA multiple of 4.0x

================================================================================
Walnut                                 29                Berwind Financial, L.P.

"Comparable" Company Analysis
================================================================================
Peer Group

     -    Walnut has no comparable public companies in the cigar industry

     - The peer group consists of public companies in the specialty retail industry that meet the following criteria:

          -    Sell specialty products in a niche market
          -    Sell high end products
          -    Sell to consumers

     -    These companies are not comparable for a variety of reasons including:

          -    Size
          -    Growth: historical and projected
          -    Profitability: historical and projected
          -    Industry risk characteristics

================================================================================
Walnut                                 30                Berwind Financial, L.P.

"Comparable" Company Analysis
--------------------------------------------------------------------------------
 Market Valuation
($ in thousands)

                                                                                                    ENTERPRISE VALUE MULTIPLE(b)
                                                  STOCK     % OF 52      EQUITY                     ----------------------------
                                                  PRICE       WEEK       MARKET      ENTERPRISE      LTM        LTM         LTM
COMPANY(a)                             TICKER    11/7/00      HIGH         CAP.       VALUE(a)      SALES      EBITDA      EBIT
--------------------------------------------------------------------------------------------------------------------------------
Boyd's Collection, Ltd.                  FOB     $ 7.750      70.5%    $  458,435    $  667,623      3.3x       6.0x       6.4x
Brookstone, Inc.                        BKST      14.188      74.4%       118,035       116,500      0.3        3.7        5.5
Guitar Center, Inc.                     GTRC      12.500      78.7%       275,681       387,626      0.5        7.6        8.7
Natural Wonders, Inc.                   NATW       2.063     100.0%        16,187        24,995      0.2         NM         NM
Right Start, Inc.                       RTST       1.625       6.8%         9,123        26,130      0.5         NM         NM
Sharper Image Corp.                     SHRP      16.500      70.2%       198,978       165,270      0.4        6.4        8.7
Sunglass Hut International, Inc.(c)     RAYS       8.500      60.7%       341,198       508,917      0.8        6.6       10.6
UST, Inc.                                UST      23.625      82.4%     3,857,301     4,354,298      2.8        5.5        5.8
--------------------------------------------------------------------------------------------------------------------------------
MEAN                                                          68.0%    $  659,367    $  781,420      1.1x       6.0x       7.6x
MEDIAN                                                        72.4%    $  237,330    $  276,448      0.5x       6.2x       7.5x
--------------------------------------------------------------------------------------------------------------------------------
WALNUT(d)                                           5.50      81.5%    $   36,316    $   19,031      0.6x       3.8x       4.3x

                                                       PRICE EARNINGS MULTIPLES
                                                       ------------------------    PROJECTED
                                              PRICE/            CURRENT    NEXT    5 YR. EPS
COMPANY(a)                                     BOOK      LTM      FYE       FYE     CAGR (%)
--------------------------------------------------------------------------------------------
Boyd's Collection, Ltd.                       10.4x     8.8x      7.4x      NA      10.0%
Brookstone, Inc.                               1.4      9.2       8.4       NA      20.0%
Guitar Center, Inc.                            3.0     10.8      12.5     10.0      26.2%
Natural Wonders, Inc.                          0.4       NM        NA       NA        NA
Right Start, Inc.                               NM       NM        NA       NA        NA
Sharper Image Corp.                            2.5     16.0      13.9     11.9      22.6%
Sunglass Hut International, Inc.(c)            6.8     14.4      13.5     10.9      18.0%
UST, Inc.                                     21.6      8.7       8.8      8.0       6.0%
--------------------------------------------------------------------------------------------
MEAN                                           6.6x    11.3x     10.7x    10.2x     17.1%
MEDIAN                                         3.0x    10.0x     10.6x    10.4x     19.0%
--------------------------------------------------------------------------------------------------
WALNUT(d)                                      1.3x    11.2x      9.7x      NA        NA


Source: Latest financial information from SEC Filings and press releases

(a) Peer Group: Specialty Retail Industry

(b) Enterprise value equals equity market capitalization plus debt and preferred stock, less cash and marketable securities

(c) Sunglass Hut International: Tax effected non-recurring benefit in 1997 at the effective tax benefit rate for that year (20%)

(d) Implied Walnut multiples based on $5.50 per share


--------------------------------------------------------------------------------
WALNUT                                 31                BERWIND FINANCIAL, L.P.

"Comparable" Company Analysis
 Operating Performance
($ in thousands)

                                                   LTM          LTM                                                    LTM
                                                  TOTAL        GROSS        LTM            LTM           LTM          GROSS
COMPANY(a)                            TICKER      SALES       PROFIT       EBITDA          EBIT       NET INCOME    PROFIT (%)
------------------------------------------------------------------------------------------------------------------------------
Boyd's Collection, Ltd.                 FOB    $  200,898   $  126,984   $  111,586    $  104,721    $   51,903        63.2%
Brookstone, Inc.                       BKST       339,031      132,047       31,225        21,363        12,761        38.9%
Guitar Center, Inc.                    GTRC       738,340      191,717       51,021        44,586        25,532        26.0%
Natural Wonders, Inc.                  NATW       156,598       40,064       (5,273)      (11,813)       (7,553)       25.6%
Right Start, Inc.                      RTST        57,272       25,247      (18,384)      (21,140)      (19,392)       44.1%
Sharper Image Corp.                    SHRP       374,265      172,793       25,762        18,971        12,427        46.2%
Sunglass Hut International,            RAYS       653,903      266,341       77,171        48,197        23,664        40.7%
Inc.(c)
UST, Inc.                               UST     1,550,977    1,248,814      789,491       753,714       444,751        80.5%
------------------------------------------------------------------------------------------------------------------------------
MEAN                                           $  508,911   $  275,501   $  132,825    $  119,825    $   68,012        45.7%
MEDIAN                                         $  356,648   $  152,420   $   41,123    $   32,975    $   18,213        42.4%%
------------------------------------------------------------------------------------------------------------------------------
WALNUT(d)                                      $   34,515   $   15,540   $    4,969    $    4,464    $    3,255        45.0%

                                         LTM            LTM           DEBT/                    3-YEAR CAGR
                                        EBITDA          EBIT          ENT.    --------------------------------------------
COMPANY(a)                              MARGIN (%)    MARGIN (%)    VAL. (%)   SALES (%)   EBITDA (%)   EBIT (%)    EPS (%)
--------------------------------------------------------------------------------------------------------------------------
Boyd's Collection, Ltd.                  55.5%          52.1%        83.3%      27.2%       24.4%        24.2%       45.5%
Brookstone, Inc.                          9.2%           6.3%         2.9%      15.4%       25.8%        31.2%       31.8%
Guitar Center, Inc.                       6.9%           6.0%        57.1%      29.9%       12.9%         7.1%      -5.0%
Natural Wonders, Inc.                      NM             NM         19.4%     -0.7%          NM           NM          NM
Right Start, Inc.                          NM             NM         59.2%      12.9%       42.0%        29.6%       13.4%
Sharper Image Corp.                       6.9%           5.1%         3.0%      16.5%       91.7%       215.5%      252.4%
Sunglass Hut International,              11.8%           7.4%        78.1%       5.2%       99.6%          NM          NM
Inc.(c)
UST, Inc.                                50.9%          48.6%        75.1%       3.9%        4.7%         4.5%        6.2%
--------------------------------------------------------------------------------------------------------------------------
MEAN                                     23.5%          20.9%        47.3%      13.8%       43.0%        52.0%       57.4%
MEDIAN                                   10.5%           6.8%        58.1%      14.2%       25.8%        26.9%       22.6%
-----------------------------------------------------------------------------------------------------------------------------------
WALNUT(d)                                14.4%          12.9%         0.0%       6.4%      -12.6%       -14.3%      -16.3%

Source: Latest financial information from SEC Filings and press releases

(a) Peer Group: Specialty Retail Industry

(b) Enterprise value equals equity market capitalization plus debt and preferred stock, less cash and marketable securities

(c) Sunglass Hut International: Tax effected non-recurring benefit in 1997 at the effective tax benefit rate for that year (20%)

(d) LTM results of operations as of September 30, 2000

--------------------------------------------------------------------------------
WALNUT                                 32               BERWIND FINANCIAL, L.P.

Industry Transactions Analysis
--------------------------------------------------------------------------------
 Industry Group

     -    No comparable transactions

     - The subject transaction and company differ materially from transactions listed for the following reasons:

             -    Size

             -    Growth prospects

             -    Profit margins

             -    Product mix

             -    Transactions listed include manufacturers

             -    Percent ownership of acquirer prior to transaction

             -    Date of transaction relative to industry conditions


--------------------------------------------------------------------------------
WALNUT                                 33                BERWIND FINANCIAL, L.P.

INDUSTRY TRANSACTIONS ANALYSIS
================================================================================
 MARKET PERFORMANCE

               TARGET NAME/                                                                                            PURCHASE
DATE ANNCD.    BUSINESS DESCRIPTION                         BUYER                       DEAL TYPE          PAYMT       PRICE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        All                Mean      $  362.7
                                                                                        Transactions       Median       321.8
                                                                                                           High       1,010.2
                                                                                                           Low            2.6

                                                                                        3 Going            Mean        $496.0
                                                                                        Private            Median       321.8
                                                                                        Transactions       High       1,010.2
                                                                                                           Low          156.0

28-Aug-00      800-JR Cigar Inc                             L&LR Inc                    Going Private      Cash      $  156.0
               Dist. and retails brand name prem.cigars
20-Jan-00      General Cigar Holdings Inc                   Swedish Match AB            Acquisition        Cash         425.0
               Manufactures cigars
16-Dec-98      Consolidated Cigar Holdings Inc              Seita SA                    Acq-TO             Cash         531.4
               Manufactures and markets cigars
1-Dec-98       Swisher International                        Swisher International       Going Private                   321.8
               Manufactures cigars
3-Feb-98       Boynton Tobacconists Inc                     Windsor Capital Corp        Acquisition        Stock          2.6
               Retails cigars
12-Sep-97      Havatampa Inc                                Tabacalera SA               Acquisition                     275.0
               Makes cigars
2-Jun-97       Culbro Corp                                  General Cigar Holding Co    Acquisition        Stock        452.7
               Makes cigars
21-Jan-97      Mafco Consolidated Group Inc                 Mafco Holdings Inc          Going Private      Cash       1,010.2
               Makes and markets cigars
1-Nov-96       Villazon & Co.                               General Cigar Holding Co    Acquisition                      90.0
               Manufactures cigars
---------------------------------------------------------------------------------------------------------------------------------
               Walnut                                                                   Going Private                 $  36.3
=================================================================================================================================

                                                                                          PURCHASE PRICE TO
               TARGET NAME/                                    NET         ENT.         ----------------------
DATE ANNCD.    BUSINESS DESCRIPTION                            DEBT        VALUE        BK. VAL.      NET INC.
-------------------------------------------------------------------------------------------------------------------
                                                            $   34.1     $  396.9         5.0x         16.8x
                                                                 0.0        310.8         4.9          12.1
                                                               197.6      1,010.2         9.3          44.2
                                                             (114.2)          2.6         1.3           4.6

                                                               $29.5       $525.5         5.3x         13.0x
                                                                 0.0        424.4         4.9          11.7
                                                               102.6      1,010.2         9.3          18.2
                                                              (14.0)        142.0         1.7           9.0

28-Aug-00      800-JR Cigar Inc                              ($14.0)       $142.0         1.7x         11.7x
               Dist. and retails brand name prem.cigars
20-Jan-00      General Cigar Holdings Inc                    (114.2)        310.8         1.3          25.1
               Manufactures cigars
16-Dec-98      Consolidated Cigar Holdings Inc                 197.6        729.0         7.6          12.5
               Manufactures and markets cigars
1-Dec-98       Swisher International                           102.6        424.4         9.3           9.0
               Manufactures cigars
3-Feb-98       Boynton Tobacconists Inc                          0.0          2.6                       4.6
               Retails cigars
12-Sep-97      Havatampa Inc                                     0.0        275.0
               Makes cigars
2-Jun-97       Culbro Corp                                     145.2        597.9         3.3          44.2
               Makes cigars
21-Jan-97      Mafco Consolidated Group Inc                      0.0      1,010.2         4.9          18.2
               Makes and markets cigars
1-Nov-96       Villazon & Co.                                  (9.9)         80.1         7.0           9.0
               Manufactures cigars
-------------------------------------------------------------------------------------------------------------------
               Walnut                                        ($17.3)      $  19.0         1.3x         11.2x
===================================================================================================================

                                                              ENT. VALUE AS A MULITPLE OF       4 WEEK
               TARGET NAME/                                   ----------------------------      -----------
DATE ANNCD.    BUSINESS DESCRIPTION                           REV.         EBIT     EBITDA      STOCK PREM.
-----------------------------------------------------------------------------------------------------------
                                                               1.9x        12.1x     10.3x          49.7%
                                                               2.0          9.6       8.7           42.7
                                                               3.4         25.9      21.1           93.7
                                                               0.5          6.3       6.1           18.2

                                                               1.8x         9.4x      8.5x          37.3%
                                                               1.6          7.4       6.5           27.6
                                                               3.4         14.6      12.8           66.2
                                                               0.5          6.3       6.1           18.2

28-Aug-00      800-JR Cigar Inc                                0.5x         7.4x      6.5x          18.2%
               Dist. and retails brand name prem.cigars
20-Jan-00      General Cigar Holdings Inc                      1.7         13.2       9.6           93.7
               Manufactures cigars
16-Dec-98      Consolidated Cigar Holdings Inc                 2.6          9.6       8.7
               Manufactures and markets cigars
1-Dec-98       Swisher International                           1.6          6.3       6.1           66.2
               Manufactures cigars
3-Feb-98       Boynton Tobacconists Inc                        0.6
               Retails cigars
12-Sep-97      Havatampa Inc                                   2.0
               Makes cigars
2-Jun-97       Culbro Corp                                     2.7         25.9      21.1           42.7
               Makes cigars
21-Jan-97      Mafco Consolidated Group Inc                    3.4         14.6      12.8           27.6
               Makes and markets cigars
1-Nov-96       Villazon & Co.                                  2.0          7.7       7.6
               Manufactures cigars
-----------------------------------------------------------------------------------------------------------
               Walnut                                          0.6x         4.3x      3.8x          57.1%
===========================================================================================================



Source: Mergerstat (SIC Codes 2121, 5194 and 5993) and Company filings

================================================================================
WALNUT                              34                  BERWIND FINANCIAL, L.P.

INDUSTRY TRANSACTIONS ANALYSIS
================================================================================
OPERATING PERFORMANCE


                                                                                                 LTM
DATE ANNCD. TARGET NAME/BUSINESS DESCRIPTION    BUYER                                REV.       EBIT       EBITDA      NET INC.
-------------------------------------------------------------------------------------------------------------------------------
                                                All                       Mean      $ 195.4     $ 40.3     $  45.8     $  22.0
                                                Transactions              Median      225.4       23.6        32.3        14.2
                                                                          High        316.1       75.7        83.1        55.5
                                                                          Low           4.4       10.4        10.6         0.6

                                                3 Going                   Mean      $ 294.5     $ 49.8     $  55.3     $  32.3
                                                Private                   Median      300.4       60.7        65.4        29.2
                                                Transactions              High        316.1       69.3        78.7        55.5
                                                                          Low         267.0       19.4        21.9        12.1

28-Aug-00 800-JR Cigar Inc                      L&LR Inc                            $ 316.1      $19.4       $21.9       $12.1
          Dist. and retails brand
          name prem.cigars
20-Jan-00 General Cigar Holdings Inc            Swedish Match AB                      182.3       23.6        32.3        16.3
          Manufactures cigars
16-Dec-98 Consolidated Cigar Holdings Inc       Seita SA                              282.8       75.7        83.1        42.4
          Manufactures and markets cigars
 1-Dec-98 Swisher International                 Swisher International                 267.0       60.7        65.4        29.2
          Manufactures cigars
 3-Feb-98 Boynton Tobacconists Inc              Windsor Capital Corp                    4.4                                0.6
          Retails cigars
12-Sep-97 Havatampa Inc                         Tabacalera SA                         140.0
          Makes cigars
 2-Jun-97 Culbro Corp                           General Cigar Holding Co              225.4       23.1        28.4         9.7
          Makes cigars
21-Jan-97 Mafco Consolidated Group Inc          Mafco Holdings Inc                    300.4       69.3        78.7        55.5
          Makes and markets cigars
 1-Nov-96 Villazon & Co.                        General Cigar Holding Co               40.5       10.4        10.6        10.0
          Manufactures cigars

---------------------------------------------   ----------------------------------------------------------------------------------
Walnut                                                                              $34,515     $4,463      $4,969      $3,255
=============================================   ==================================================================================


                                                               MARGINS                       3 YEAR CAGR
                                                     ----------------------------     --------------------------
DATE ANNCD. TARGET NAME/BUSINESS DESCRIPTION          EBIT      EBITDA    NET INC.    REV.      EBITDA   NET INC.
----------------------------------------------------------------------------------------------------
                                                       18.2%     20.5%    11.0%       21.5%       32.5%    55.3%
                                                       22.7      24.5     10.9        21.6        34.9     71.3
                                                       26.8      29.4     24.8        42.6        79.9    161.1
                                                        6.1       6.9      0.0       (16.7)      (30.7)   (31.5)

                                                       17.3%      19.2%   11.1%       17.8%       15.6%    28.5%
                                                        22.7      24.5     10.9        17.0        18.3     35.8
                                                        23.1      26.2     18.5        21.6        34.9     71.3
                                                         6.1       6.9      3.8        14.8       (6.3)   (21.6)

28-Aug-00 800-JR Cigar Inc                              6.1%      6.9%      3.8%      14.8%       (6.3)%  (21.6)%
          Dist. and retails brand name
          prem.cigars
20-Jan-00 General Cigar Holdings Inc                    12.9      17.7      9.0      (16.7)      (30.7)   (31.5)
          Manufactures cigars
16-Dec-98 Consolidated Cigar Holdings Inc               26.8      29.4     15.0        37.5        60.0     96.1
          Manufactures and markets cigars
 1-Dec-98 Swisher International                         22.7      24.5     10.9        21.6        34.9     35.8
          Manufactures cigars
 3-Feb-98 Boynton Tobacconists Inc                                         12.8
          Retails cigars
12-Sep-97 Havatampa Inc
          Makes cigars
 2-Jun-97 Culbro Corp                                   10.2      12.6      4.3        33.9        79.9    161.1
          Makes cigars
21-Jan-97 Mafco Consolidated Group Inc                  23.1      26.2     18.5        17.0        18.3     71.3
          Makes and markets cigars
 1-Nov-96 Villazon & Co.                                25.8      26.2     24.8        42.6        71.6     76.2
          Manufactures cigars

------------------------------------------            ----------------------------------------------------------
Walnut                                                 12.9%     14.4%     9.4%        6.4%     (12.6)%   (9.1)%
==========================================            ==========================================================


Source: Mergerstat (SIC Codes 2121, 5194 and 5993) and Company filings


================================================================================
WALNUT                              35                  BERWIND FINANCIAL, L.P.